Exhibit 10.19

FIRST AMENDMENT TO EMPLOYEE ADMINISTRATION AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYEE ADMINISTRATION AGREEMENT (this “Amendment”) is entered into as of November 7, 2013 by and among AMERICAN HOMES 4 RENT, LLC, a Delaware limited liability company (“AH LLC”), AMERICAN HOMES 4 RENT, a Maryland real estate investment trust (the “Company”), American Homes 4 Rent, L.P. (the “Operating Partnership”), American Homes 4 Rent Advisor, LLC (the “Advisor”), American Homes 4 Rent Management Holdings, LLC (the “Property Manager”), and MALIBU MANAGEMENT, INC., a California corporation (“MMI”). AH LLC, the Company, the Operating Partnership, the Advisor, the Property Manager and MMI are sometimes referred to in this Agreement as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, the Parties are parties to that certain Employee Administration Agreement with an Effective Date of June 10, 2013 (the “Agreement”). Except as otherwise expressly provided in this Amendment, all capitalized terms used herein shall have the meanings as set forth in the Agreement.

WHEREAS, the Parties desire to extend the Term of the Agreement by one (1) year and modify the Agreement consistent herewith.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Recitals. The parties hereby incorporate into the terms of this Amendment each and every one of the Recitals above, as though fully set forth herein.

2. Term. The Parties hereby agree to extend the Term of the Agreement for a period of one (1) year such that the Term will end on December 31, 2014, in accordance with Section 3.1 of the Agreement.

3. Notices. Notwithstanding Section 12.1 of the Agreement, all notices, communications and deliveries under the Agreement will be made in writing signed by or on behalf of the Party making the same, will specify the Section under the Agreement pursuant to which it is given or being made, and will be delivered personally or sent by registered or certified mail (return receipt requested) or by overnight delivery (with evidence of delivery and postage and other fees prepaid) as follows:

If to MMI:	Malibu Management, Inc. 22917 Pacific Coast Highway, Suite 300 Malibu, CA 90265 Attention: President

If to AH LLC:	American Homes 4 Rent, LLC 30601 Agoura Road, Suite 200 Agoura Hills, CA 91301 Attention: Chief Executive Officer

If to the Company, the Operating Partnership, the Advisor or the Property Manager:	American Homes 4 Rent 30601 Agoura Road, Suite 200 Agoura Hills, CA 91301 Attention: Chief Legal Officer

With a copy to:	Hogan Lovells US LLP 555 Thirteenth Street, NW Washington, DC 20004 Attention: James E. Showen

4. Ratification. Except as expressly set forth above and except that all provisions in the Agreement which are inconsistent with the foregoing are hereby amended so as to be consistent with the foregoing, the Agreement shall in all other particulars, terms and conditions remain in full force and effect.

5. Conflict. The parties agree that if there is any conflict between this Amendment and the Agreement, this Amendment shall control.

6. Counterparts. This Amendment may be executed in any number of identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed, as of the Effective Date.

AMERICAN HOMES 4 RENT

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

AMERICAN HOMES 4 RENT, L.P.

By: AMERICAN HOMES 4 RENT, its General Partner

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:

AMERICAN HOMES 4 RENT ADVISOR, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Manager

AMERICAN HOMES 4 RENT MANAGEMENT HOLDINGS, LLC

By:	/s/ David P. Singelyn
Name:	David P. Singelyn
Title:	Chief Executive Officer

MALIBU MANAGEMENT, INC.

By:	/s/ Anita Mayala-McIntyre
Name:	Anita Mayala-McIntyre
Title:	Vice President

AMERICAN HOMES 4 RENT, LLC

By:	/s/ Masako Lorrin
Name:	Masako Lorrin
Title:	Chief Financial Officer

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